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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 1, 2013
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AVAYA INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-15951	22-3713430
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

4655 Great America Parkway
Santa Clara, California	95054
(Address of Principal Executive Office)	(Zip Code)
 Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item. 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Elections
The shareholder of Avaya Inc. (the “Company”) and the Company’s board of directors, acting by unanimous written consents, have appointed Mr. Kiran Patel and Mr. Ronald Rittenmeyer as Directors of the Company effective October 1, 2013.
Mr. Patel most recently served as Executive Vice President and General Manager of the Small Business Group of Intuit, Inc. (“Intuit”) from December 2008 to September 2013. He previously served as Senior Vice President and General Manager of the Consumer Group of Intuit from June 2007 to December 2008. Mr. Patel is currently on the board of directors of KLA-Tencor Corporation. Mr. Patel’s experience in financial matters and service as an officer and a director of other companies led to the conclusion that he should serve as a Director of the Company.
Mr. Rittenmeyer has served as Chairman, President and Chief Executive Officer of Expert Global Solutions, Inc. a global provider of customer care support (“EGS”), since 2011. From July 2005 to December 2008, he served as Chairman, President and Chief Executive Officer of Electronic Data Systems Corporation, a leading global provider of information technology services, business process outsourcing and applications services. Mr. Rittenmeyer is currently on the board of directors of American International Group, Inc. and Tenet Healthcare Corporation. Mr. Rittenmeyer’s experience in financial matters, his relationship with TPG Capital and its affiliates and service as an officer and a director of other companies led to the conclusion that he should serve as a Director of the Company.
The Company is a wholly owned subsidiary of Avaya Holdings Corp., a Delaware corporation (“Parent”). Parent was formed by affiliates of two private equity firms, Silver Lake Partners and TPG Capital (the “Sponsors”). A stockholders’ agreement between Parent and certain of its stockholders (including funds affiliated with the Sponsors) contains agreements among the parties with respect to the election of Directors of Parent and the Company. All of the Directors of Parent also serve as Directors of the Company, and each of Mr. Patel and Mr. Rittenmeyer has been elected a Director of Parent. Mr. Rittenmeyer will serve on the boards of Parent and the Company as a representative of TPG Capital and its affiliates.
From time to time, the Company may enter into various contracts with the Sponsors and companies affiliated with the Sponsors. A description of the Company’s relationship with the Sponsors and their portfolio companies is included in Part III, Item 13, “Certain Relationships and Related Transactions and Director Independence,” of the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2012, and is incorporated herein by reference.
During the fiscal year ended September 30, 2013, Intuit purchased products and services from the Company and its subsidiaries of approximately $2.3 million.
During the fiscal year ended September 30, 2013, EGS purchased products and services from the Company and its subsidiaries of approximately $6.2 million.

Non-Affiliated Director Compensation Program

In August 2011, Parent implemented a non-affiliated director compensation program (the “Program”) in which independent directors of Parent receive an initial grant of restricted stock units (“RSUs”) with a market value of $200,000 upon joining the board of directors and an annual retainer of $100,000 in cash (which was to be reduced to $80,000 at such time as Parent had at least three independent directors on its board) plus RSUs with a market value of $150,000. Each independent director who serves on the Audit Committee, Compensation Committee and Nominating and Governance Committee of Parent receives an additional $10,000 as part of his annual retainer in lieu of meeting attendance fees. The Audit Committee Chairperson receives an additional $20,000 as part of his annual retainer and each of the Compensation Committee Chairperson and the Nominating and Governance Committee Chairperson receives an additional $15,000 as part of his annual retainer. Eligible directors can elect to receive their cash retainers in the form of RSUs, provided that at least 50% of their aggregate annual cash compensation was required to be in the form of RSUs. Each RSU granted under the Program vests immediately upon issuance and is distributed to a director upon his resignation or removal from Parent’s board. The market value of all RSUs granted under the director compensation program is established based on the fair market value of a share of Parent's common stock on the date prior to the date on which that director is elected or appointed to serve.

Effective October 1, 2013, Parent’s board revised the Program to (i) set the annual cash retainer at $100,000 and eliminate the step-down to $80,000 in the event three or more independent directors serve on Parent’s board and (ii) remove the requirement that independent directors must elect to receive at least 50% of their aggregate annual cash compensation in the form of RSUs. All other terms of the Program remain unchanged.

As a non-affiliated Director, Mr. Patel will be a participant in the Program.

Item 7.01 Regulation FD Disclosure

On October 1, 2013, the Company will present at the Deutsche Bank Leveraged Finance Conference. A copy of the presentation materials is attached as Exhibit 99.1. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 8.01 Other Events.
On October 1, 2013, the Company issued a press release regarding the completion of the acquisition of IT Navigator Ltd., a company incorporated under the laws of the Israel. A copy of the press release is filed herewith as Exhibit 99.2 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Exhibit Name

99.1	Presentation of Avaya Inc. dated October 1, 2013.
99.2	Press release issued on October 1, 2013 by Avaya Inc.
Forward-Looking Statements
This current report on Form 8-K contains “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should” or “will” or the negative thereof or other variations thereon or comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors, including those discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2012 may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.
Date: October 1, 2013	By:	/s/ Pamela F. Craven
	Name:	Pamela F. Craven
	Title:	Chief Administrative Officer